EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
AMADOR SERVICES, LLC	California
AMERICAN DISPOSAL COMPANY, INC.	Washington
AMERICAN SANITARY SERVICE, INC.	Oregon
ARROW SANITARY SERVICE, INC.	Oregon	Arrow Sanitary
Oregon Paper Fiber
BITUMINOUS RESOURCES, INC.	Kentucky
BUTLER COUNTY LANDFILL, INC.	Nebraska
CAMINO REAL ENVIRONMENTAL CENTER, INC.	New Mexico
COLD CANYON LANDFILL, INC.	California	Cold Canyon Processing Facility
COLUMBIA RESOURCE CO., LP	Washington
COMMUNITY REFUSE DISPOSAL, INC.	Nebraska
CONTRACTORS WASTE SERVICES, INC.	Kentucky
CORRAL DE PIEDRA LAND COMPANY	California
CURRY TRANSFER AND RECYCLING, INC.	Oregon	City Transfer & Recycling
Country Transfer & Recycling
County Transfer & Recycling
Extra Mile Disposal & Hauling
Harrell's Septic
Roto-Rooter of Curry County
Westlane Disposal
DM DISPOSAL CO., INC.	Washington	American Portable Storage
D.M. Recycling
Superior Refuse Removal
DENVER REGIONAL LANDFILL, INC.	Colorado
EL PASO DISPOSAL, LP	Texas	Caprock Waste
Services Company, LLC
Waste Wranglers
EMPIRE DISPOSAL, INC.	Washington
ENVIRONMENTAL TRUST COMPANY	Tennessee
EVERGREEN DISPOSAL, INC.	Montana
FINLEY-BUTTES LIMITED PARTNERSHIP	Oregon	Finley Buttes Landfill Company
FINNEY COUNTY LANDFILL, INC.	Delaware
FRANK'S SERVICE, INC.	Montana
G&P DEVELOPMENT, INC.	Nebraska
GLACIER DISPOSAL, L.L.C.	Montana
HIGH DESERT SOLID WASTE FACILITY, INC.	New Mexico
HORIZON PROPERTY MANAGEMENT, LLC	Colorado
ISLAND DISPOSAL, INC.	Washington	Whidbey Recycling Services
J BAR J LAND, INC.	Nebraska
KELLY'S HAUL AWAY, INC.	Montana
LAKESHORE DISPOSAL, INC.	Idaho
LAUREL RIDGE LANDFILL, L.L.C.	Delaware
LEALCO, INC.	Texas	ABC Waste Collection
ABC Waste Disposal
LES' COUNTY SANITARY, INC.	Oregon
MDSI OF LA, INC.	California
MADERA DISPOSAL SYSTEMS, INC.	California	Allied Disposal Company
Bishop Waste Disposal
Coastal Rolloff Service
Riverdale Disposal Service
Sierra Disposal
Western Johns
MAMMOTH DISPOSAL COMPANY	California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.	Washington
MASON COUNTY GARBAGE CO., INC.	Washington
MILLENIUM WASTE INCORPORATED	Indiana	Quad Cities Landfill
MISSION COUNTRY DISPOSAL	California	Tri City Disposal
MORRO BAY GARBAGE SERVICE	California
MURREY’S DISPOSAL COMPANY, INC.	Washington	Olympic Disposal
NEBRASKA ECOLOGY SYSTEMS, INC.	Nebraska
NOBLES COUNTY LANDFILL, INC.	Minnesota
NORTHERN PLAINS DISPOSAL INC.	Delaware
NORTHWEST CONTAINER SERVICES, INC.	Oregon
OKLAHOMA CITY WASTE DISPOSAL, INC.	Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.	Delaware
OSAGE LANDFILL, INC.	Oklahoma
PIERCE COUNTY LANDFILL MANAGEMENT, INC.	Delaware
PIERCE COUNTY RECYCLING COMPOSTING & DISPOSAL, LLC	Washington	LRI

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business

PSI ENVIRONMENTAL SERVICES INC.	Indiana	PSI WASTE
PSI ENVIRONMENTAL SYSTEMS, INC.	Indiana	PSI WASTE
RAILROAD AVENUE DISPOSAL, LLC	Delaware
RED CARPET LANDFILL, INC.	Oklahoma
RH FINANCIAL CORPORATION	Washington
RURAL WASTE MANAGEMENT, INC.	Oklahoma
SAN LUIS GARBAGE COMPANY	California	SLOCO Recycles
SCOTT SOLID WASTE DISPOSAL COMPANY	Tennessee	TWM-Landfill
SCOTT WASTE SERVICES, LLC	Kentucky
SEDALIA LAND COMPANY	Colorado
SOUTH COUNTY SANITARY SERVICE, INC.	California	Nipomo Garbage Company
Nipomo Recycling Center
SOUTHERN PLAINS DISPOSAL, INC.	Delaware
SUNRISE SANITATION, LLC	Oregon
TACOMA RECYCLING COMPANY, INC.	Washington
TENNESSEE WASTE MOVERS, INC.	Delaware	Volunteer Landfill
THE TRASH COMPANY, LLC	Colorado
WASCO COUNTY LANDFILL, INC.	Delaware	Republic Services of Oregon I

WASTE CONNECTIONS MANAGEMENT SERVICES, INC.	Delaware
WASTE CONNECTIONS OF ALABAMA, INC.	Delaware	Competitive WasteSystems
WASTE CONNECTIONS OF ARIZONA, INC.	Delaware
WASTE CONNECTIONS OF ARKANSAS, INC.	Delaware
WASTE CONNECTIONS OF CALIFORNIA, INC.	California	Amador Disposal Service
Betts Disposal Service
El Dorado Disposal Service
GreenTeam
GreenTeam of San Jose
Mother Lode Sani-Hut
Sani-Hut Portable Toilets
Western El Dorado Recovery Systems
Westside Sanitation
WASTE CONNECTIONS OF COLORADO, INC.	Delaware	Denver Roll-Off Service
Platte Valley Disposal
Town & Country Disposal
WASTE CONNECTIONS OF IDAHO, INC.	Indiana	Mountain Jack Environmental Services
WASTE CONNECTIONS OF ILLINOIS, INC.	Delaware	Millenium Waste
WASTE CONNECTIONS OF IOWA, INC.	Iowa	Huberg Solid Waste Management
Millenium Waste
Stone Roll-Off
Stone Sanitation
Town & Country Disposal
Whaley Waste Systems
WASTE CONNECTIONS OF KANSAS, INC.	Delaware	Anderson Trash Service
Best Yet Refuse
Collectia LTD
Dual County Sanitation
Northend Disposal
R-Arrow
Salina Waste Systems
WASTE CONNECTIONS OF KENTUCKY, INC.	Delaware	Corbin's Disposal Service
Kentucky Waste Systems, Inc.
Mid-State Recycling Waste Systems
Mid-State Waste
Waste Systems, Inc.
WASTE CONNECTIONS OF LEFLORE, LLC	Mississippi
WASTE CONNECTIONS OF MINNESOTA, INC.	Minnesota	Hendrickson Sanitation
L & L Sanitation
Schaap Sanitation
Ulrich Sanitation
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC	Mississippi
WASTE CONNECTIONS OF MISSISSIPPI, INC.	Delaware	Asco Sanitation
Best Waste & Recycling
Buck Run Landfill

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business

Northeast Mississippi Regional Landfill
Oxford Waste Services
WASTE CONNECTIONS OF MISSOURI, INC.	Delaware
WASTE CONNECTIONS OF MONTANA, INC.	Delaware	Bitterroot Disposal
Valley Recycling
Victor Transfer
WASTE CONNECTIONS OF NEBRASKA, INC.	Delaware	Allied Refuse
B&B Sanitary Service
Big Red Roll Off
Central Waste Disposal
Community Refuse
J-D Sanitation
J&J Sanitation
Midwest Refuse Service Commercial
Omega Systems
Papillion Sanitation
River City Recycling
Sanitation Systems
Saunders County Disposal
Schaben Sanitation
Shrader Refuse and Recycling Service Company
The Garbage Company
Ummel Sanitation
Wahoo Sanitation
WASTE CONNECTIONS OF NEW MEXICO, INC.	Delaware	Silva Sanitation Southwest Disposal
WASTE CONNECTIONS OF OKLAHOMA, INC.	Oklahoma	B&B Sanitation
C & C Trash
Green Country Refuse Service
Metro Waste
Metropolitan Waste Services
Oklahoma Disposal & Sanitation
S-N-S Disposal
Waste Connections
WASTE CONNECTIONS OF OREGON, INC.	Oregon	Ace Sanicans
Bandon Disposal & Recycling
Buck's Sanitary Service
Clatskanie Sanitary Service
EWSI
Environmental Waste Systems
Hank's Septic Tank Service
Hood River Garbage Service
Hood River Recycling & Transfer Station
Hudson Portable Toilet Service
Hudson's Garbage Service
Jack Fleming Sanitary Service
Lebanon-Sweet Home Septic Tank Service
Les' Sanitary Service
North Bend Sanitation Service
Public Disposal and Recyling Center
Refuse Removal
Sweet Home Sanitation Service
Sweet Home Transfer & Recycling
The Dalles Transfer Station

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business

The Dalles Disposal
Wally's Portable Restrooms
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.	South Dakota	A & C Kieffer Sanitation
Art's Garbage Service
Breck Sanitation
Cook's Wastepaper & Recycling
Dakota Data Shred
Envirotech Waste Services
Keiffer Sanitation
Novak Enterprises
Novak Sanitary Service
Pierre Recycling Center
Ron's Dray
Sioux Valley
Sanitation Service
Steve's Garbage Service
Van Zee Sanitary Service
Walker Refuse
WASTE CONNECTIONS OF TENNESSEE, INC.	Delaware	Asco Sanitation
Cumberland Waste
Cumberland Waste Disposal
LMP Transportation Company
Ocoee Environmental Services
Scott Solid Waste
Snelson's Trash Service
Southern Disposal
WASTE CONNECTIONS OF TEXAS, LLC	Delaware
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.	California	Environmental Waste Management
Kingsburg Disposal Service
WASTE CONNECTIONS OF UTAH, INC.	Delaware	City Sanitation Roche & Sons
WASTE CONNECTIONS OF WASHINGTON, INC.	Washington	Buchmann Sanitation Service
Clark County Disposal Group
Colfax Recycling
Diamond Fab and Welding Service
Empire Disposal Hauling
Hero
Household Environmental Recycling Operation
The Disposal Group
Twin City Sanitary Service
Vancouver Sanitary Service
WASTE CONNECTIONS OF WYOMING, INC.	Delaware	BW Waste
Edwal Services
WASTE CONNECTIONS TRANSPORTATION CO., INC.	Oregon
WASTE SERVICES OF N.E. MISSISSIPPI, INC.	Mississippi
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC	Delaware
WCI OF GEORGIA, INC.	Delaware	Baxter Waste Systems
WEST BANK ENVIRONMENTAL SERVICES, INC	Indiana	Westbank Sanitation
WEST COAST RECYCLING AND TRANSFER, INC.	Oregon	Public Disposal and Recycling Center
Store-It
WEST VALLEY COLLECTION & RECYCLING, LLC	California
WYOMING ENVIRONMENTAL SERVICES, INC.	Indiana
WYOMING ENVIRONMENTAL SYSTEMS, INC.	Indiana	Wyoming Waste Systems